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                                                                    Exhibit 10.8

                        UNIVERSAL HOSPITAL SERVICES, INC.

                             2003 STOCK OPTION PLAN

      1. Purpose. The purposes of Universal Hospital Services, Inc. 2003 Stock Option Plan (this "Plan") is to promote the interests of Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company and any Subsidiary (as defined below) that hereafter is organized, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

      2. Definitions. Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

      "Advisory Director" shall mean an individual selected by the Board of Directors to consult with and regularly advise the Board of Directors on such matters or subjects as the Board of Directors may request and designated by the Board of Directors as an "Advisory Director."

      An "Affiliate" of a specified Person shall mean a Person who, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the specified Person.

      "Board of Directors" shall mean the Board of Directors of the Company.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Committee" shall mean a committee of Directors designated by the Board of Directors to administer the Plan, which shall initially be the Company's compensation committee. The Committee shall be comprised such individuals selected by the Board of Directors, which may include Directors or Advisory Directors.

      "Company" shall have the meaning set forth in Section 1 of this Plan.

      "Director" shall mean a member of the board of directors of the Company or any direct or indirect Subsidiary.

      "Disabled" shall have the meaning set forth in the applicable Option Agreement of the Optionee.

      "Effective Date" shall have the meaning set forth in Section 7(a) of this Plan.

      "Eligible Person" shall mean any employee, officer, consultant, independent contractor or director providing services to the Company or any Subsidiary or Affiliate who the Committee determines to be an Eligible Person.
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      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" of a Share as of a particular date shall mean, unless otherwise determined by the Committee:

            (i) the closing sales price per Share on a national securities exchange for the last preceding date on which there was a sale of Shares on such exchange;

            (ii) if the Shares are quoted on the National Association of Securities Dealers Automated Quotation system ("NASDAQ"), the closing price per Share as reported on NASDAQ for the last preceding date on which a sale was reported;

            (iii) if the Shares are traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which such bid and asked prices were quoted; or

            (iv) if the Shares are not listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its sole discretion may determine.

      "Grant Date" shall mean the date an Option is granted to an Optionee by the Committee pursuant to this Plan.

      "Incentive Stock Option" shall mean a stock option intended to satisfy the requirements of Section 422 of the Code.

      "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

      "Option" shall mean an option to purchase Shares granted pursuant to this Plan.

      "Option Agreement" shall mean an Option Agreement, substantially in the form approved by the Committee, to be entered into between the Company and an Optionee, which shall set forth the terms and conditions of the Options granted to such Optionee.

      "Optionee" shall mean an Eligible Person who is granted an Option under the terms of this Plan.

      "Plan" shall mean this Universal Hospital Services, Inc. 2003 Stock Option Plan, as hereinafter amended from time to time.

      "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated association, government or any agency or political subdivision thereof, or any other entity.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Share" shall mean a share of the Company's common stock, par value $.01 per share.


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      "Stockholders Agreement" shall have the meaning set forth in Section 4(e)
of this Plan.

      "Subsidiary" with respect to any Person (the "Parent") shall mean any Person of which such Parent, at the time in respect of which such term is used,
(a) owns directly or indirectly more than 50% of the equity or beneficial interest, on a consolidated basis, or (b) owns directly or controls with power to vote, indirectly through one or more Subsidiaries, shares of capital stock or beneficial interest having the power to cast at least a majority of the votes entitled to be cast for the election of directors, trustees, managers or other officials having powers analogous to those of directors of a corporation.

      "10% Holder" shall mean an Eligible Person who, at the time an Incentive Stock Option is granted to such Eligible Person, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any of its Subsidiaries.

      3. Eligibility. Any Eligible Person shall be eligible to be an Optionee. In determining which Eligible Persons shall receive an Option and the terms of any Option, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its sole discretion, shall deem relevant. Notwithstanding the foregoing, (a) an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and (b) an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

      4. Terms of Options and Shares.

      (a) Option Agreement. Options shall be granted only pursuant to a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. For purposes of this Plan, no Option shall be deemed to be outstanding until it has been granted to an Optionee by the Committee and a Stock Option Agreement has been executed and delivered by the Company and the Optionee and an Option shall cease to be outstanding when it terminates or is exercised pursuant to this Plan.

      (b) Option Terms. The Options granted hereunder shall have the following terms and conditions:

            (i) Exercise Price. Subject to Section 5(b), the exercise price of the Shares covered by each Incentive Stock Option shall be no less than the Fair Market Value of such Shares on the Grant Date; provided, that the exercise price of an Incentive Stock Option shall be at least 110% of the Fair Market Value as of the Grant Date if the Incentive Stock Option is being granted to a 10% Holder. Subject to the limitations set forth in the preceding sentence, the Committee shall have the discretion to grant Options with an exercise price that is less than or greater than their then Fair Market Value, which


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      discount or premium shall be stated in the Option Agreement. The Committee shall have the right to grant options that are subject to performance criteria selected by the Committee (which need not be uniform). Any such performance options shall be subject to the terms and conditions hereof.

            (ii) Term. Options shall be exercisable for such term and upon such conditions as the Committee shall determine and shall specify in each Option Agreement; provided that no Option shall be exercisable after the tenth anniversary of its Grant Date, and provided further than no Incentive Stock Option granted to a 10% Holder shall be exercisable after the fifth anniversary of its Grant Date.

            (iii) Vesting. Each Option shall vest and become exercisable at a rate determined by the Committee, which shall be designated in each Option Agreement.

            (iv) Terms Applicable to Incentive Stock Options. Incentive Stock Options shall have such terms and conditions as shall comply with Section 422 of the Code, including the requirement that the aggregate Fair Market Value of the Shares granted an Optionee (determined as of the Grant Date) that first become exercisable by an Optionee during any calendar year may not exceed $100,000.

      (c) Non-Transferability. Subject to the terms of the Stockholders Agreement, the right of the Optionee to exercise the Option (as and when vested) shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution, and such Shares may be purchased during the lifetime of the Optionee only by him (or his legal representative in the event that the Optionee is Disabled). Any other such transfer shall be null and void and without effect upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

      (d) Method of Exercise. The method of exercise of an Option shall be determined by the Committee and shall be designated in each Option Agreement.

      (e) Execution of Stockholders Agreement. As a condition to the grant of any Option under the Plan, each Optionee shall execute and deliver a Joinder Agreement to the Stockholders Agreement, dated as of September 26, 2003 by and among the Company and the stockholders of the Company named therein (as such agreement may be amended or modified, the "Stockholders Agreement") and acknowledging that each Option and all Shares acquired by him or her upon exercise of the Option will be subject to the terms and conditions contained therein.

      (f) Rights as Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares which may be purchased upon the exercise of Options unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee. Except as otherwise expressly provided herein, no adjustment shall be made for dividends or other rights for which the record date is prior to the stock certificate is issued.


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      5. Shares Subject to the Plan.

      (a) Shares Subject to Plan. Subject to adjustment as provided for in
Section 5(b) of the Plan, the maximum number of Shares for which Options may be granted under this Plan is 16,808,691.

      The Shares may be authorized, but unissued, or reacquired common stock of the Company. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Any Shares which are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

      (b) Adjustments upon Changes in Capitalization. Subject to the terms of the Option Agreement, in the event that the outstanding Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another Company by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of Shares, and the exercise price therefor, as to which the Option, to the extent not theretofore exercised, shall be exercisable. The effect of any sale of the Company, change in control or other such event with respect to the ownership or control of the Company or its assets shall be determined by the Committee and designated in each Option Agreement.

      6. Administration. This Plan shall be administered by the Committee. Subject to the provisions of this Plan, the Committee shall be authorized to (a) designate Optionees or classes of Optionees; (b) determine the type or types of Options to be granted to each Optionee under the Plan; (c) determine the number of Shares to be covered by each Option or the aggregate number of Shares to be covered by all Options granted during a specified period; (d) determine the terms and conditions of any Option or Option Agreement; (e) amend the terms and conditions of any Option or Option Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Option; (f) determine whether, to what extent and under what circumstances Options may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002) other securities, other Options or other property, or canceled, forfeited or suspended; (g) interpret and administer the Plan and any instrument or agreement, including an Option Agreement, relating to the Plan; (h) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (i) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Option. The Committee may, in its sole and


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absolute discretion, delegate to any proper officer of the Company, or more than one of them, any or all of its administrative duties hereunder.

      7. Other Provisions.

      (a) Effective Date and Term of Plan. This Plan shall become effective as of December 8, 2003 (the "Effective Date"). The Board shall submit the Plan to the stockholders for approval within one year thereafter. In the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will remain effective, provided, however, that any Incentive Stock Options issued under the Plan shall be deemed to be Nonqualified Stock Options. No Option shall be granted under the Plan after ten years from the earlier of the Effective Date and the date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(b) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Options, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

      (b) Amendment, Suspension or Termination of the Plan. The Committee may amend, modify, suspend or terminate this Plan at any time or from time to time as it deems necessary or appropriate; provided, however, that no amendment or modification may, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted. No Options may be granted during any period of suspension, nor after termination of this Plan.

      (c) Governing Law. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof.

      (d) Limitations on the Company's Obligation. The obligation of the Company to sell or deliver Shares with respect to Options shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

      (e) Regulations and Other Approvals.

            (i) The Committee may make such changes to this Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority.

            (ii) Each Option is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to this Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.


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            (iii) In the event that the disposition of Shares acquired pursuant to this Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to this Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for such shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.

      (f) No Employment Rights Conferred. Nothing in this Plan or any Option Agreement shall confer upon any Optionee any right to continue in the employ or service of the Company or any of its Affiliates or shall interfere with or restrict in any way the right of the Company or any of its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge any Optionee at any time for any reason whatsoever, with or without cause.

      (g) Titles; Construction. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

      (h) Withholding. In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an Optionee, are withheld or collected from such Optionee. In order to assist an Optionee in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Option, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt and any limitations or restrictions as may be imposed by law, may permit the Optionee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of such Option with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares (other than Shares issuable upon exercise or receipt of such Option) with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

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      I hereby certify that the foregoing Plan was duly adopted by the Board of
Directors of Universal Hospital Services, Inc. on December 8, 2003.

                                          /s/ Edward D. Yun
                                          --------------------------------------
                                          Secretary


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